SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


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                           THE BROOKLYN UNION GAS COMPANY
                  (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     ------------------------------------------
                     (NAME OF PERSON(S) FILING PROXY STATEMENT,
                           IF OTHER THAN THE REGISTRANT)

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                                  BROOKLYN UNION








                                 MID-YEAR UPDATE




                                       1997




                               ANALYST PRESENTATION








                             WEDNESDAY, JUNE 18, 1997


                                   NEW YORK, NY















                                  BROOKLYN UNION
                               ONE METROTECH CENTER
                             BROOKLYN, NY  11201-3850
                                HTTP://WWW.BUG.COM






                                 ROBERT B. CATELL
                        CHAIRMAN & CHIEF EXECUTIVE OFFICER



                                CRAIG G. MATTHEWS
                       PRESIDENT & CHIEF OPERATING OFFICER


                                VINCENT D. ENRIGHT
                 SENIOR VICE PRESIDENT & CHIEF FINANCIAL OFFICER







                                 JAN C. CHILDRESS
                        VICE PRESIDENT, INVESTOR RELATIONS
                                TEL:  718-403-3382
                                FAX:  718-852-8221
                            E-MAIL:  ICHILDRE@BUG.COM












                                     BROOKLYN
                                      UNION
                                      [LOGO]









         LONG-TERM STRATEGIC APPROACH
         =================================================================


              --   Grow core distribution and transportation business

              --   Build complementary upstream and downstream assets

              --   Develop strong marketing business

              --   Pursue mergers & acquisitions


         BROOKLYN
         UNION
         [LOGO]









              [Graphic of an arrow pointing right with Brooklyn Union on the arrowhead, and an arrow pointing left with LILCO on the arrowhead]










                                    HOLDING
                                    COMPANY
                                       |
                          --------------------------
                          |                        |
                      BROOKLYN               LONG ISLAND
                       UNION                   LIGHTING
                                               COMPANY




         BROOKLYN
         UNION
         [LOGO]









         LIPA'S GOALS AND OBJECTIVES
         =================================================================


              --   Achieve and sustain double digit rate savings

              -- Settle the $1.2 billion Shoreham Property tax and PILOT Litigation ("Shoreham Litigation") and other tax certiorari cases

              --   Assure system reliability and customer service

              --   Foster competition

              --   Promote conservation and demand side management

              --   Maximize private sector involvement


         BROOKLYN
         UNION
         [LOGO]









         LILCO RESTRUCTURING
         =================================================================

               HOLDCO
              /      \
             /        \
            BU       NEWCO  - Gas
                       |    - Electric Generation
                       |    - Common Facilities
                       |
                     LILCO  - Electric Transmission
                            - Electric Distribution
                            - Nine Mile Point 2 (18% Share)
                            - Regulatory Asset
                            - IPP/Power Supply Contracts
                            - Shoreham Litigation and Other Tax Claims



         BROOKLYN
         UNION
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         LIPA ACQUISITION OF LILCO
         =================================================================


             HOLDCO
            /      \
           /        \       Cash           Cash
          BU       NEWCO  <------  LIPA  <------   LIPA
                           ------>   |    ------>  Tax-Exempt
                           LILCO     |     LIPA    Bondholders
                           Stock     |     Bonds
                                     |
                                   LILCO



         BROOKLYN
         UNION
         [LOGO]









         MANAGEMENT SERVICES AGREEMENT ("MSA")
         =================================================================


              Manager: HOLDCO will serve as initial Manager for LIPA's T&D system in accordance with LIPA's policies and procedures


              Term:               8 years


              Mandatory Rebid:    Contract will be competitively bid
                                  after the 5th year


              Compensation        The MSA will include incentive and
              Performance         penalty provisions tied to cost
              Standards:          savings and system performance
                                  standards, including reliability,
                                  customer service and worker safety


         BROOKLYN
         UNION
         [LOGO]









         POWER SUPPLY AGREEMENT ("PSA")
         =================================================================


              Amount of Generation:    LIPA will contract with NEWCO for
                                       all of its existing generation
                                       capacity (approximately 3,900 MW)


              Energy Purchases:        LIPA will purchase energy from
                                       NEWCO and other sources on least-
                                       cost basis


              Generation Charges:      Generation charges will not be
                                       increased as a result of the
                                       transaction


              Agreement Term:          15 years


              Ramp-Down Option:        Beginning in year 7, LIPA can
                                       reduce by as much as 1,500 MW its
                                       capacity commitment according to
                                       a mutually agreed upon schedule.
                                       If LIPA exercises this option and
                                       accepts bids to replace the
                                       capacity, NEWCO will be paid a
                                       declining percentage of the
                                       present value of the remaining
                                       capacity charges related to the
                                       capacity reduction.


         BROOKLYN
         UNION
         [LOGO]









         HIGHLIGHTS
         =================================================================


              LIPA Will:

              -- Acquire Lilco common stock for $2.5 billion ($1.7 billion net)

              --   Assume $3.6 billion in debt

              --   Redeem $340 million in preferred stock


              Merger Provides For Orderly Management Transition
              Board of New Holding Company Includes:

              --   Six Brooklyn Union Directors

              --   Six Lilco Directors

              --   Three New Outside Directors


         BROOKLYN
         UNION
         [LOGO]









         REQUIRED APPROVALS
         =================================================================


              Long Island              Approve (i) acquisition of LILCO
              Power Authority:         common stock, (ii) MSA, (iii) PSA
                                       and (iv) LIPA bond resolution

              BU and LILCO             Approve BU/LILCO combination

              (Shareholders):          Approve sale of LILCO common
                                       stock to LIPA (LILCO SHAREHOLDERS
                                       ONLY)

              Public Authorities       Approve transaction and LIPA bond
              Control Board:           issue

              N.Y.S. Comptroller:      Approve terms of LIPA bond issue

              N.Y.S. Public Service    Approve (i) BU/LILCO combination,
              Commission:              (ii) funding of interest rate
                                       hedge and (iii) split of synergy
                                       savings among gas and electric
                                       customers and shareholders


         BROOKLYN
         UNION
         [LOGO]









         REQUIRED APPROVALS
         =================================================================


              Internal Revenue
              Service:
                                  Rulings regarding LIPA's tax-exempt
                                  bonds

                                  Rulings regarding capital gains
                                  related to BU/LILCO sale of LILCO to
                                  LIPA

              Federal Energy      Approve (i) PSA rates and contract
              Regulatory          terms and (ii) market power issues
              Commission:         related to transaction

              Nuclear Regulatory  Approve transfer of LILCO's 18%
              Commission:         ownership share of NMP2 to LIPA

              Securities Ex-      BU/LILCO exemption from Public
              change Commission:  Utility Holding Company Act
                                  jurisdiction


         BROOKLYN
         UNION
         [LOGO]









         GAS DISTRIBUTION PROFILE
         =================================================================
         For 1996 Fiscal Year


              --   5th largest gas distribution company in U.S.

              --   Serves Brooklyn, Staten Island and 2/3 of Queens

              --   1,126,000 customers (including 1,089,000 residential)

              --   142 BCF in firm gas sales

              --   $1.4 billion in revenues

              --   $82 million in net income

              --   $111 million in capital expenditures


         BROOKLYN
         UNION
         [LOGO]









         OBJECTIVES 1997-2002
         =================================================================
         Gas Distribution


              --   Five percent annual growth in net income

              --   Produce ROE in top quartile of gas distributors

              --   Reduce annual capital expenditures by 20 percent

              --   Achieve $30 million net reduction on O&M

              --   Shape the process of deregulation of NY state

              -- Continue to lead NY state utilities in customer satisfaction


         BROOKLYN
         UNION
         [LOGO]









         FUTURE EARNINGS GROWTH
         =================================================================
         Gas Distribution


              --   Increase saturation in existing markets

              --   Develop new markets for gas

              --   Increase revenue from existing customers

              --   New York Hub

              --   Price cap


         BROOKLYN
         UNION
         [LOGO]









         FUTURE EARNINGS GROWTH
         =================================================================
         Gas Distribution


              --   Expanded parts protection plan

              --   Customer Services Guarantees

              --   Unbundled Services

              --   Additional Segmentation

              --   Customized Rates

              -- Packaging services to marketers, such as capacity, storage, swing service and balancing


         BROOKLYN
         UNION
         [LOGO]









         DISTRIBUTION BUSINESS
         TRADITIONAL MARKET SEGMENTS

                                                        Gross Margins
                                                         Added From
                                          Potential       New Sales
                            Saturation     Margins        1992-1996
                            ----------    ---------    --------------

         Residential            78%      $100.1 mil       $16.0 mil

         Multifamily            46%        35.2 mil        11.5 mil

         Commercial,
           Industrial,
           Government           52%       135.1 mil        31.4 mil

         New Markets            --        113.2 mil         4.0 mil
                                         ----------      ----------

           Total                         $383.6 mil       $62.9 mil


         BROOKLYN
         UNION
         [LOGO]









         POTENTIAL LOAD BY CUSTOMER CLASS
         136 Billion Cubic Feet


              [Pie Chart showing that 25% held by Commercial, Industrial and Government, 18% held by Residential, 15% held by Multifamily and 42% held by New Products.]


         BROOKLYN
         UNION
         [LOGO]









         NEW YORK HUB SHAREHOLDERS BENEFITS
         =================================================================
         Gas Distribution (in $ Millions)


              [Bar graph showing $0.40 million in gas distribution in 1994, $1.40 million in 1995 and $2.30 million 1996.]


         BROOKLYN
         UNION
         [LOGO]









         COST SAVINGS TARGETS
         =================================================================
         Gas Distribution (in $ Millions)


              [Bar graph demonstrating comparisons between 1996 and 2001 targets for cost of gas ($610 million in 1996 and $592 million in 2001), O&M expense ($371 million in 1996 and $345 million in 2001) and capital spending ($111 million in 1996 and $89 million in 2001).]



         BROOKLYN
         UNION
         [LOGO]









         CUSTOMER SATISFACTION
         =================================================================
         Complaint Rates per 1,000 Customers


              [Bar graph demonstrating 10 complaints for Central Hudson;
              9.6 complaints for Orange & Rockland; 9.5 complaints for Niagra Mohawk; 9.4 complaints for Rochester G&E; 7.5 complaints for National Fuel; 7 complaints for Con Edison;
              6.6 complaints for LILCO; 4.9 complaints for NYSEG; 3.5 complaints for Brooklyn Union, in each case, per 1,000 customers.]


         Source: New York State Public Service Commission for 12-Month Period Ended July 1996.


         BROOKLYN
         UNION
         [LOGO]









         INCENTIVE MANAGEMENT
         =================================================================
         Gas Distribution


              --   Increased earnings & sales


              --   Lower operating & maintenance expense


              --   Higher customer satisfaction ratings


              --   Employee excellence


         BROOKLYN
         UNION
         [LOGO]









         RESULTS OF LOCAL UNBUNDLING
         =================================================================


              5,100 Customers Elected Transportation - Only


              4.6 BCF in Normalized Annual Firm Sales


              5% of Normalized Annual Firm Sales


         BROOKLYN
         UNION
         [LOGO]









         PACKAGING SERVICES TO MARKETERS


              --   Pipeline Capacity


              --   Storage


              --   Daily Swing Service


              --   Standby Service


              --   Billing


         BROOKLYN
         UNION
         [LOGO]









                                  KEYSPAN ENERGY
                                          CORPORATION
                                      [LOGO]







         BROOKLYN
         UNION
         [LOGO]









                                  KEYSPAN ENERGY
                                          MANAGEMENT
                                         [LOGO]
                            --------------------------
                             ENERGY-RELATED SERVICES








         BROOKLYN
         UNION
         [LOGO]









         KEYSPAN Energy Marketing Group
         =================================================================
         Northeast Market Area


              Demographics as % of Total U.S.     Strategic Alliances
              -------------------------------     -------------------
              Residential Population    19.7%     Metricom
              Electric Sales            14.4%     Wickes Inc.
              LDC Deliveries            17.1%
              Commercial Gas            21.1%
              Industrial Gas            15.8%
              Residential Gas           21.5%

              [Map of the northeastern United State including the states of Maine, New Hampshire, Vermont, Massachusetts, Rhode Island, Connecticut, New York, Pennsylvania, New Jersey, Delaware and Maryland which shows Keyspan Offices in Old Lyme, CT; Stamford, CT; Jericho, Long Island; and Greenpoint, Brooklyn. Map also indicates Utility Alliances in Atlantic City, NJ.]


         BROOKLYN
         UNION
         [LOGO]









         INDUSTRY GAS VOLUME USAGE (% OF U.S.)
         Northeast Market Area


              Manufacturing                 43.5%

              Restaurants                   22.9%

              Real Estate (Apartments)      37.6%

              Hotel/Lodging                 20.8%

              Health/Hospitals              22.4%

              Education/Schools             23.9%


         BROOKLYN
         UNION
         [LOGO]









         KEYSPAN ENERGY
         PORTFOLIO OF SERVICE OFFERINGS


              Markets                  Services

              -- Institutional         -- Natural Gas

              -- Large Commercial/     -- Electricity
                 Industrial
                                       -- Fuel Oil
              -- Small Commercial/
                 Industrial            -- Energy Efficiency and
                                          Performance Analysis
              -- Temperature
                 Controlled            -- Financing

              -- Multifamily           -- Design & Eng

              -- Residential           -- Construction Mgmt

                                       -- Maintenance

                                       -- Operations

                                       -- Fuel Management


         BROOKLYN
         UNION
         [LOGO]









         CUSTOMER GROWTH
         =================================================================
         Key Span Energy


              [Bar graph demonstrating Customer growth from 0 in 1995 to 2,575 in 1996 to 13,000 in June 1997.]


         BROOKLYN
         UNION
         [LOGO]









         NEW VENTURES
         =================================================================


              --   Key Span Energy Marketing Group (Northeast U.S.)
                    Retail Energy Marketing
                    Energy Management Services
                    Metricom Joint Venture
                    Appliance Services (Fiscal 1998)


              --   British Gas Joint Venture (Northern Ireland)
                    Gas Transmission
                    Gas Distribution System


         BROOKLYN
         UNION
         [LOGO]









         ENERGY-RELATED INVESTMENTS
         (in millions)


              [Chart indicating increase of Net Income from Operations from slightly under $2 million in 1991 to $2 million in 1992 to close to $6 million in 1993 to close to $10 million in 1994 to close to $13 million in 1995 to close to $15 million in 1996.]


         BROOKLYN
         UNION
         [LOGO]









         IROQUOIS GAS TRANSMISSION SYSTEM
         =================================================================
         Total Volumes Transported (BCF)


              [Bar graph indicating Total Volumes Transported equaled
              123.0 in 1992; 240.1 in 1993; 264.6 in 1994; 304.6 in
              1995; and 312.0 in 1996.]


         BROOKLYN
         UNION
         [LOGO]









         THE HOUSTON EXPLORATION COMPANY
         =================================================================
         Key Financial Results


                                          12 Months       12 Months
                                         Ended 12/96     Ended 12/95
                                         -----------     -----------

              Revenue (Millions)            $65.9           $41.2

              Net Income (Millions)         $ 8.6           $(0.3)

              Cash Flow (Millions)          $50.8           $39.4

              Earnings Per Share            $0.49           $(0.02)

              Cash Flow Per Share           $2.90           $ 2.58

              Weighted Average Shares
                Outstanding (Millions)       23.3            15.3

              Average Gas Prices Per MCF     2.00             1.79


         BROOKLYN
         UNION
         [LOGO]









         NET INCOME PER SHARE
         =================================================================


              [Bar graph demonstrating Net Income per Share equaled $1.73 in 1993; $1.85 in 1994; $1.90 in 1995; $2.48 in
              1996.  1996 number includes Net Gains of $.52.]


         BROOKLYN
         UNION
         [LOGO]









         KEY FINANCIAL RESULTS
         =================================================================


                                        6 Months       6 Months
                                       Ended 3/97     Ended 3/96
                                       ----------     ----------

              Income Available for
              Common (Millions)          $125.0         $119.0

              Earnings Per Share         $ 2.50         $ 2.43

                   Utility               $ 2.40         $ 2.37

                   Energy-Related        $ 0.10         $ 0.06


         BROOKLYN
         UNION
         [LOGO]









         5-YEAR RETURN ON EQUITY
         =================================================================
         Gas Distribution


              [Bar graph demonstrating 12.8% in 1996; 12.3% in 1995; 12.2% in 1994; 12.2% in 1993; and 12.2% in 1992.]


         BROOKLYN
         UNION
         [LOGO]









         DIVIDENDS PER SHARE
         =================================================================


              [Bar graph demonstrating steady increase of dividends per share from $1.00 in 1985 to close to $1.45 in 1996.]


         BROOKLYN
         UNION
         [LOGO]









         TOTAL SHAREHOLDER RETURN
         =================================================================
         For Period Ended March 31, 1997


              [Bar graph demonstrating 10.6% for 10 year-, 13.4% for five year- and 8.3% for 1 year-period ended March 31, 1997.]


         BROOKLYN
         UNION
         [LOGO]